EXHIBIT 32(a)

PHARMOS CORPORATION
SECTION 1350 CERTIFICATIONS

In connection with the amendment to annual report of PHARMOS CORPORATION, a Nevada corporation (the "Company"), on Form 10-K/A for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, ROBERT F. JOHNSTON, Executive Chairman (Principal Executive Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: March 3, 2010

By: /s/ Robert F. Johnston

In connection with the amendment to annual report of PHARMOS CORPORATION, a Nevada corporation (the "Company"), on Form 10-K/A for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, S. COLIN NEILL, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: March 3, 2010

By: /s/ S. Colin Neill

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to Pharmos Corporation and will be retained by Pharmos Corporation and furnished to the Securities and Exchange Commission or its staff upon request.